                                                                    Exhibit 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference, of our report dated February 13, 1996, except to NOTE M for which the date is September 30, 1996, relating to the financial statements of Parkway Paging, Inc. in this Registration Statement on Form S-4 Amendment No. 3 of Metrocall, Inc.


                                                /s/ HUTTON, PATTERSON & COMPANY
                                                -------------------------------
                                                HUTTON, PATTERSON & COMPANY

Dallas, Texas
May 7, 1997